UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2013

CEREPLAST, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-34689	91-2154289
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 N. Continental, Suite 100, El Segundo California	90245
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 615-1900

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On May 8, 2013, Cereplast, Inc. (the “Company”) commenced an action against Magna Group, LLC and Hanover Holdings I, LLC in the United Stated District Court, Southern District of New York, alleging breach of contract against Hanover Holdings I, LLC and breach of contract and the implied covenant of good faith and fair dealing against Magna arising out of that certain Participation Purchase Agreement between Magna Group, LLC and Compass Horizon Funding Company LLC and that certain Note Purchase Agreement dated October 15, 2012 between the Company and Hanover Holdings I, LLC.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Complaint.dated May 8, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 17, 2013

CEREPLAST, INC.

/s/ Frederic Scheer
Frederic Scheer
Chief Executive Officer

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